Exhibit 99.1

Corning Incorporated www.corning.com

News Release

FOR RELEASE – February 3, 2021

Roger W. Ferguson Jr., President and CEO of TIAA, Named to Corning Board of Directors

CORNING, N.Y. — Corning Incorporated (NYSE: GLW) today appointed Roger W. Ferguson Jr., president and chief executive officer of TIAA, to Corning’s Board of Directors, effective April 1, 2021.

Mr. Ferguson will serve on the board’s Compensation and Nominating and Corporate Governance committees. He will hold office until Corning’s annual meeting of shareholders in the spring of 2021, at which time he will stand for election to a one-year term. His appointment brings the number of Corning directors to 14.

Mr. Ferguson brings to the board extensive financial expertise and significant knowledge of government policy and regulations, along with notable public company directorship experience. He is the former vice chairman of the Board of Governors of the U.S. Federal Reserve System. Mr. Ferguson represented the Federal Reserve on several international policy groups and served on key Federal Reserve System committees, including Payment System Oversight, Reserve Bank Operations, and Supervision and Regulation.

“The appointment of Roger Ferguson reflects our ongoing goal to have a robust mix of board members who bring strong leadership and oversight skills, relevant expertise, and governance insights,” said Wendell P. Weeks, Corning’s chairman and chief executive officer. “We are pleased that his counsel will be available to inform Corning’s decisions as we continue to make strategic investments, advance major innovations with our customers, and capture the growth playing out across our Market-Access Platforms.”

Prior to joining TIAA in April 2008, Mr. Ferguson was head of financial services for Swiss Re, chairman of Swiss Re America Holding Corporation, and a member of the executive committee. From 1984 to 1997, he was an associate and partner at McKinsey & Company. He began his career as an attorney in the New York City office of Davis Polk & Wardwell.

Mr. Ferguson is a member of the Smithsonian Institution’s Board of Regents and serves on the New York State Insurance Advisory Board. He is a fellow of the American Academy of Arts & Sciences and co-chairs its Commission on the Future of Undergraduate Education. He serves on the boards of Alphabet Inc.; General Mills, Inc.; and International Flavors & Fragrances Inc.

In addition, he serves on the boards of the American Council of Life Insurers, The Conference Board, the Institute for Advanced Study, and Memorial Sloan Kettering Cancer Center. Mr. Ferguson is a fellow of the American Philosophical Society and a member of the Economic Club of New York, the Council on Foreign Relations, the Group of Thirty, and the National Association for Business Economics.

© 2021 Corning Incorporated. All Rights Reserved.

Roger W. Ferguson Jr., President and CEO of TIAA, Named to Corning Board of Directors

Mr. Ferguson served on President Obama’s Council on Jobs and Competitiveness as well as its predecessor, the Economic Recovery Advisory Board, and he co-chaired the National Academy of Sciences’ Committee on the Long Run Macroeconomic Effects of the Aging U.S. Population. He holds a Bachelor of Arts, juris doctor, and doctorate in economics, all from Harvard University.

Caution Concerning Forward-Looking Statements

The statements contained in this release that are not historical facts or information and contain words such as “will,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “seek,” “see,” “would,” and “target” and similar expressions are forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include estimates and assumptions related to economic, competitive and legislative developments. Such statements relate to future events that by their nature address matters that are, to different degrees, uncertain. These estimates are subject to change and uncertainty which are, in many instances, beyond our control. There can be no assurance that future developments will be in accordance with management’s expectations. Actual results could differ materially from those expected by us, depending on the outcome of various factors. We do not undertake to update forward-looking statements.

Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, current estimates and forecasts, general economic conditions, its knowledge of its business, and key performance indicators that impact the Company, actual results could differ materially. The Company does not undertake to update forward-looking statements. Some of the risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements include, but are not limited to: the duration and severity of the COVID-19 pandemic, and its ultimate impact across our businesses on demand, operations and our global supply chains; the effects of acquisitions, dispositions and other similar transactions; global business, financial, economic and political conditions; tariffs and import duties; currency fluctuations between the U.S. dollar and other currencies, primarily the Japanese yen, new Taiwan dollar, euro, Chinese yuan and South Korean won; product demand and industry capacity; competitive products and pricing; availability and costs of critical components and materials; new product development and commercialization; order activity and demand from major customers; the amount and timing of our cash flows and earnings and other conditions, which may affect our ability to pay our quarterly dividend at the planned level or to repurchase shares at planned levels; possible disruption in commercial activities due to terrorist activity, cyber-attack, armed conflict, political or financial instability, natural disasters, or major health concerns; loss of intellectual property due to theft, cyber-attack, or disruption to our information technology infrastructure; unanticipated disruption to equipment, facilities, IT systems or operations; effect of regulatory and legal developments; ability to pace capital spending to anticipated levels of customer demand; rate of technology change; ability to enforce patents and protect intellectual property and trade secrets; adverse litigation; product and components performance issues; retention of key personnel; customer ability, most notably in the Display Technologies segment, to maintain profitable operations and obtain financing to fund ongoing operations and manufacturing expansions and pay receivables when due; loss of significant customers; changes in tax laws and regulations including the 2017 Tax Cuts and Jobs Act; the impacts of audits by taxing authorities; the potential impact of legislation, government regulations, and other government action and investigations; and other risks detailed in Corning’s SEC filings.

© 2021 Corning Incorporated. All Rights Reserved.

Roger W. Ferguson Jr., President and CEO of TIAA, Named to Corning Board of Directors

For a complete listing of risks and other factors, please reference the risk factors and forward-looking statements described in our annual reports on Form 10-K and quarterly reports on Form 10-Q.

Web Disclosure

In accordance with guidance provided by the SEC regarding the use of company websites and social media channels to disclose material information, Corning Incorporated (“Corning”) wishes to notify investors, media, and other interested parties that it uses its website (http://www.corning.com/worldwide/en/about-us/news-events.html) to publish important information about the company, including information that may be deemed material to investors, or supplemental to information contained in this or other press releases. The list of websites and social media channels that the company uses may be updated on Corning’s media and website from time to time. Corning encourages investors, media, and other interested parties to review the information Corning may publish through its website and social media channels as described above, in addition to the company’s SEC filings, press releases, conference calls, and webcasts.

About Corning Incorporated

Corning (www.corning.com) is one of the world’s leading innovators in materials science, with a 170-year track record of life-changing inventions. Corning applies its unparalleled expertise in glass science, ceramic science, and optical physics along with its deep manufacturing and engineering capabilities to develop category-defining products that transform industries and enhance people’s lives. Corning succeeds through sustained investment in RD&E, a unique combination of material and process innovation, and deep, trust-based relationships with customers who are global leaders in their industries. Corning’s capabilities are versatile and synergistic, which allows the company to evolve to meet changing market needs, while also helping our customers capture new opportunities in dynamic industries. Today, Corning’s markets include optical communications, mobile consumer electronics, display, automotive, and life sciences.

Media Relations Contact:

Gabrielle Bailey

(607) 974-6394

baileygr@corning.com

Investor Relations Contact:

Ann H.S. Nicholson

(607) 974-6716

nicholsoas@corning.com

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© 2021 Corning Incorporated. All Rights Reserved.